UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2011

Banks.com, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-33074	59-3234205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Market Street, Suite 2200

San Francisco, CA 94105

(Address of principal executive offices) (Zip Code)

(415) 962-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 24, 2011, Banks.com, Inc. (“the Company”) completed the sale of the domain name, look.com, to Quidsi Inc. (the “Buyer”), pursuant to the terms of the agreement between the parties, (the “Domain Name Transfer Agreement”), dated October 18, 2011.The purchase price of $400,000 was payable to the Company upon successful completion of transfer of the domain name to the Buyer. An escrow fee of $3,560 was payable to the escrow agent by the Buyer.

Each of the parties to the Domain Name Transfer Agreement made customary representations, warranties and covenants in the Domain Name Transfer Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2011	BANKS.COM, INC.

	By:	/s/ Daniel M. O’Donnell
	Name:	Daniel M. O’Donnell
	Title:	President and Chief Executive Officer
(Principal Executive Officer)